Exhibit 10.8
ISDA®
International Swaps and Derivatives Association, Inc.
CREDIT SUPPORT ANNEX
to the Schedule to the
ISDA MASTER AGREEMENT
dated as of February 13, 2007
between
HSBC Bank USA, National Association (“Party A”)
and
Volkswagen Auto Loan Enhanced Trust 2007-1 (“Party B”)
This Annex supplements, forms part of, and is subject to, the ISDA Master Agreement referred to above (this “Agreement”), is part of its Schedule and is a Credit Support Document under this Agreement with respect to Party A.
Accordingly, the parties agree as follows:
Paragraphs 1 - 12. Incorporation
Paragraphs 1 through 12 inclusive of the ISDA Credit Support Annex (Bilateral Form) (ISDA Agreements Subject to New York Law Only) published in 1994 by the International Swaps and Derivatives Association, Inc. are incorporated herein by reference and made a part hereof:
Paragraph 13. Elections and Variables
(a)	Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes no additional obligations of Secured Party and, for purposes of the definition of Obligations in Paragraph 12, includes no additional obligations of Pledgor.

(b)	Credit Support Obligations.
(i)	“Delivery Amount” will have the meanings specified in Paragraph 3(a) except that the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date”.

(ii)	“Credit Support Amount” (x) means the Credit Support Amount required under Paragraph 13(n) (in the case of a Party A Rating Downgrade or Level Two S&P

Party A Downgrade relating to an action taken by S&P); (y) has the meaning specified under the relevant definition of Ratings Criteria (in the case of Moody’s First Trigger Event or Moody’s Second Trigger Event); or (z) means Party B’s Exposure under the Agreement to which this Annex relates (in the case of a Party A Rating Downgrade relating to an action taken by Fitch), in each case as calculated on a daily basis by the Valuation Agent. The Credit Support Amount shall be calculated by reference to the provisions set forth in this Annex which would result in Party A transferring the greatest amount of Eligible Credit Support to Party B or, if applicable, which would result in Party B returning the least amount of Posted Credit Support. In circumstances where more than one of the Ratings Criteria or Party A Rating Downgrade apply, the Credit Support Amount shall be calculated by reference to the Ratings Criteria or Party A Rating Downgrade or Level Two S&P Party A Downgrade which would result in Party A transferring the greatest amount of Eligible Credit Support or, if applicable, which would result in Party B returning the least amount of Posted Credit Support.

(iii)	Eligible Collateral. The following items will qualify as “Eligible Collateral”:

				Moody’s Second
		Valuation	Moody’s First	Ratings
		Percentage:*	Ratings Trigger	Trigger**	S&P & Fitch**
(A)	Cash: US Dollars		100%	100%	100%

(B)	U.S. Treasury Securities:		100%	100%	98.9%
	negotiable debt obligations issued by the U.S. Treasury Department

Moody’s Second
		Valuation	Moody’s First	Ratings
		Percentage:*	Ratings Trigger	Trigger**	S&P & Fitch**
(“Treasuries”) having a remaining maturity of up to and not more than 1 year.

(C)	Treasuries having a		100%	99% (1-2yr)	98.0% (1-2yr)
	remaining maturity			98% (2-3yr)	97.4% (2-3yr)
	of greater than 1			97% (3-5yr)	95.5% (3-5yr)
	year but not more			96% (5-7yr)	93.7% (5-7yr)
	than 10 years.			94% (7-10yr)	92.5% (7-10yr)

(D)	Treasuries having a		100%	90% (10-20yr)	91.1% (10-20yr)
	remaining maturity			88% (>20yr)	88.6% (>20yr)
of greater than 10 years.

(E)	Agency Securities:		100%	99%	98.5%
Debenture obligations of the Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Corporation (FHLMC) (collectively, “Agency

				Moody’s Second
		Valuation	Moody’s First	Ratings
		Percentage:*	Ratings Trigger	Trigger**	S&P & Fitch**
	Securities”) having a remaining maturity of not more than 1 year.

(F)	Agency Securities		100%	99% (1-2yr)	97.7% (1-2yr)
	having a remaining			98% (2-3yr)	97.3% (2-3yr)
	maturity of greater			96% (3-5yr)	94.5% (3-5yr)
	than 1 year but not more than 5 years.

(G)	Agency Securities		100%	93% (5-10yr)	93.1% (5-7yr)
	having a remaining				90.7% (7-10yr)
	maturity of greater than 5 years but not more than 10 years.

(H)	Agency Securities		100%	89%	87.7%
	having a remaining maturity of greater than 10 years but

				Moody’s Second
		Valuation	Moody’s First	Ratings
		Percentage:*	Ratings Trigger	Trigger**	S&P & Fitch**
	not more than 20 years.

(I)	Agency Securities		100%	87%	84.4%
	having a remaining maturity of greater than 20 years but not more than 30 years.

(J)	FHLMC Certificates.		% to be	% to be determined	91.5%
	Mortgage		determined

participation certificates issued by FHLMC evidencing undivided interests or participations in pools of first lien conventional or FHA/VA residential mortgages or deeds of trust, guaranteed by FHLMC, and having a remaining maturity of not more than 30 years.

				Moody’s Second
		Valuation	Moody’s First	Ratings
		Percentage:*	Ratings Trigger	Trigger**	S&P & Fitch**
(K)	FNMA Certificates.		% to be	% to be	91.5%
	Mortgage-backed		determined	determined

pass-through certificates issued by FNMA evidencing undivided interests in pools of first lien mortgages or deeds of trust on residential properties, guaranteed by FNMA, having a remaining maturity of not more than 30 years.

(L)	GNMA Certificates.		% to be	% to be	91.5%
	Mortgage-backed pass-through certificates issued by private entities, evidencing undivided interests in pools of first lien mortgages or deeds of trust on		determined	determined

Moody’s Second
		Valuation	Moody’s First	Ratings
		Percentage:*	Ratings Trigger	Trigger**	S&P & Fitch**

single family residences, guaranteed by the Government National Mortgage Association (GNMA) with the full faith and credit of the United States, and having a remaining maturity of not more than 30 years.

(M)	Commercial Paper.		% to be	% to be	99.0%
	Commercial		determined	determined
Paper with a rating of at least P-1 by Moody’s, at least F-1 by Fitch and at least A-1+ by S&P and having a remaining maturity of not more than 30 days.

(N)	Other. Other		% to be	% to be	% to be
	items of Credit Support approved in writing by each applicable rating agency with such valuation		determined	determined	determined

Moody’s Second
	Valuation	Moody’s First	Ratings
	Percentage:*	Ratings Trigger	Trigger**	S&P & Fitch**
percentages as determined by each applicable rating agency.

*	The Valuation Percentage shall equal the percentage specified under such Rating Agency’s name above. If Party A is rated by more than one Rating Agency specified above, the Valuation Percentage shall equal the lowest of the applicable percentages specified above.

**	A parenthetical in the form of (a-b yr) means a security having a remaining maturity greater than or equal to a years and less than b years.
(iv)	There shall be no “Other Eligible Support” for Party A for purposes of this Annex.

(v)	Thresholds.
(A)	“Independent Amount” means with respect to Party A: Not Applicable.

“Independent Amount” means with respect to Party B: Not Applicable.

(B)	“Threshold” means with respect to Party A: Infinity; provided that for so long as Party A is not above the Moody’s First Trigger Required Ratings and either (i) Party A had been below the Moody’s First Trigger Required Ratings since this Annex was executed or (ii) at least 30 Local Business Days have elapsed since the last time Party A had been below the Moody’s First Trigger Required Ratings, the Threshold with respect to Party A shall be zero; further, provided, if a Moody’s Second Rating Trigger Requirement has occurred and is continuing pursuant to the Agreement, the Threshold shall be zero in the event Party A fails to assign all of its rights and obligations under the Agreement on or before the 20th day after the date of a Moody’s Second Rating Trigger Requirement (as described in Part 1(g) of the Schedule) continues to exist. Party A will post Eligible Collateral on or prior to the 20th day following a Moody’s Second Rating Trigger Requirement.

“Threshold” means with respect to Party B: Not Applicable.

(C)	“Minimum Transfer Amount” means with respect to Party A: (i) $100,000 when the Notional Amount is greater than $50 million, or (ii) otherwise, $50,000.

“Minimum Transfer Amount” means with respect to Party B: (i) $100,000 when the Notional Amount is greater than $50 million, or (ii) otherwise, $50,000.

(D)	Rounding. The Delivery Amount will be rounded up and the Return Amount will be rounded down to the nearest integral multiple of $10,000.00, respectively.
(c)	Valuation and Timing.
(i)	“Valuation Agent” means Party A; provided, however, that if an Event of Default shall have occurred with respect to which Party A is the Defaulting Party, Party B shall have the right to designate as Valuation Agent an independent party, reasonably acceptable to Party A, the cost for which shall be borne by Party A. All calculations by the Valuation Agent must be made in accordance with standard market practice, including, in the event of a dispute as to the Value of any Eligible Credit Support or Posted Credit Support, by making reference to quotations received by the Valuaton Agent from one or more pricing sources.

(ii)	“Valuation Date” means: each Local Business Day on which the Credit Support Amount would be greater than zero.

(iii)	“Valuation Time” means:
☐	the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable;

☑	the close of business on the Local Business Day before the Valuation Date or date of calculation, as applicable;

provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.
(iv) “Notification Time” means 1:00 p.m., New York time, on a Local Business Day.
(v) Notwithstanding the definition of Valuation Agent and Valuation Date, at any time while the long-term unsecured debt or counterparty rating of Party A’s Credit Support Provider is not above “BBB”, the calculations of Exposure and the Value of any Eligible Credit Support or Posted Credit Support must be verified by an external mark monthly. The external mark must be obtained by an independent third party, and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. The Value of any Eligible Credit Support or Posted Credit Support and Exposure should be based on the greater of the calculations of the Valuation Agent and the external marks, and any deficiencies in Value and Exposure must be cured within three days.
(vi) Notice to S&P. At any time at which Party A (or, to the extent applicable, its Credit Support Provider) does not have a long-term unsubordinated and unsecured debt rating of at least “BBB+” from S&P, the Valuation Agent shall provide to S&P not later than the Notification Time on the Local Business Day following each Valuation Date its calculations of the Secured Party’s Exposure and the S&P Value of any Eligible Credit Support or Posted Credit Support for that Valuation Date. The Valuation Agent shall also provide to S&P any external marks received pursuant to the preceding paragraph.
(d)	Conditions Precedent. No event shall constitute a “Specified Condition”.

(e)	Substitution.
(i)	“Substitution Date” means the Local Business Day in New York on which the Secured Party is able to confirm irrevocable receipt of the Substitute Credit Support, provided that (x) such receipt is confirmed before 3:00 p.m. (New York time) on such Local Business Day in New York and (y) the Secured Party has received, before 1:00 p.m. (New York time) on the immediately preceding Local Business Day in New York, the notice of substitution described in Paragraph 4(d)(i).

(ii)	Consent. The Pledgor is not required to obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d).
(f)	Dispute Resolution.
(i)	“Resolution Time” means 1:00 p.m., New York time, on the Local Business Day following the date on which a notice is given that gives rise to a dispute under Paragraph 5.

(ii)	Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support will be calculated as follows: for Cash, the U.S. dollar value thereof, and for each item of Eligible Collateral (except for Cash), an amount in U.S. dollars equal to the product of (i) either (A) the bid price for such security quoted on such day by a principal market-maker for such security selected in good faith by the Secured Party or (B) the most recent publicly available bid price for such security as reported by a quotation service or in a medium selected in good faith and in a commercially reasonable manner by Secured Party, multiplied by (ii) the percentage figure listed in Paragraph 13(b)(ii) hereof with respect to such security.

(iii)	Alternative. The provisions of Paragraph 5 will apply.
(g)	Holding and Using Posted Collateral.
(i)	Eligibility to Hold Posted Collateral; Custodians. Secured Party will not be entitled to hold Posted Collateral itself, and instead the Secured Party will be entitled to hold Posted Collateral through the Indenture Trustee which Posted Collateral (i) shall not be commingled or used with any other asset held by the Indenture Trustee but shall be held in a separate account for this purpose only and (ii) shall not be transferred to any other person or entity but Party A pursuant to the provisions herein except (x) in any case contemplated by Paragraph 8(a) of this Annex with respect to Party A or (y) as directed by Party A; provided, however, that if the Indenture Trustee does not have a short-term debt rating of at least “A-1“ by S&P, then a third party custodian with a short-term debt rating of at least “A-1“ by S&P must hold such Posted Collateral.

(ii)	Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Secured Party and without prejudice to Secured Party’s rights under Paragraph 8 of the Credit Support Annex, Secured Party will not take any action specified in such Section 6(c).
(h)	Distributions and Interest Amount.
(i)	The “Interest Rate”, with respect to Eligible Collateral in the form of Cash, for any day, will be the lesser of (x) the rate opposite the caption “Federal funds (effective)” for such day as published by the Federal Reserve Publication H.15 (519) or any successor publication as published by the Board of Governors of the Federal Reserve System and (y) the rate of interest actually received on such Cash.

(ii)	The “Transfer of Interest Amount” will be made within 3 Local Business Days after the last Local Business Day of each calendar month.

(iii)	Alternative Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.
(i)	Additional Representations. None.

(j)	Other Eligible Support and Other Posted Support. Not Applicable.

(k)	Demands and Notices. All demands, specifications and notices made by a party to this Annex will be made to the following:

Party A:	As set forth in the Schedule.

Party B:	As set forth in the Schedule.
(l)	Addresses for Transfers.

Party A:	Cash/Interest Payments: (USD Only)

USD Cash Collateral Instructions:
HSBC BANK USA NA
ABA: 021001088
A/C: CSA Collateral

A/C #: 713007176

Eligible Collateral (other than cash):

JPMChase NYC
ABA: 021000021
A/C: MMCMG

Party B:	Contact Indenture Trustee in the event Transfers are required.
(m)	Other Provisions.
(i)	This Credit Support Annex is a Security Agreement under the New York UCC.

(ii)	Paragraph 1(b) of this Annex is amended by deleting it and restating it in full as follows:
“(b) Secured Party and Pledgor. All references in this Annex to the “Secured Party” mean Party B, and all references in this Annex to the “Pledgor” mean Party A; provided, however, that if Other Posted Support is held by Party B, all references herein to the Secured Party with respect to that Other Posted Support will be to Party B as the beneficiary thereof and will not subject that support or Party B as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.”
(iii)	Paragraph 2 of this Annex is amended by deleting the first sentence thereof and restating that sentence in full as follows:

“Party A, as the Pledgor, hereby pledges to Party B, as the Secured Party, as security for the Pledgor’s Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder.”

(iv)	Only Party A makes the representations contained in Paragraph 9 of this Annex.

(v)	Paragraph 12 of this Annex is amended by deleting the definitions of “Pledgor” and “Secured Party” and replacing them with the following:”

“ ‘Secured Party’ means Party B.

‘Pledgor’ means Party A.”

(vi)	Paragraph 12 is hereby amended by adding, in alphabetical order, the following:

“Moody’s” means Moody’s Investor Services, Inc., or any successor to the rating business of such entity.”

“S&P” means Standard and Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor to the rating business of such entity.”
(n)	S&P Credit Support Amount. With respect to a Party A Rating Downgrade or Level Two S&P Party A Downgrade relating to an action taken by S&P, the “Credit Support Amount” shall mean with respect to a Pledgor on a Valuation Date the sum of:
(i)	the greater of MTM and $0, plus

(ii)	VB
where:
“MTM” means Secured Party’s Exposure;
“VB” means the Notional Amount (as defined in the Confirmation for each outstanding Transaction under this Agreement) times the relevant percentage set out in Table A below:
TABLE A

Volatility Buffer

		Less than 10 years,
		but more than 5	Greater than 10
	Less than 5 years	years to	years to
	to Termination Date	Termination Date of	Termination Date of
Counterparty	of the Transaction.	the Transaction.	the Transaction.

The rating by S&P of Party A’s long-term unsecured, unsubordinated obligations is at least equal to “A”	3.25%	4.00%	4.75%

The rating by S&P of Party A’s long-term unsecured, unsubordinated obligations is equal to “A-”	4.00%	5.00%	6.25%

The rating by S&P of Party A’s long-term unsecured, unsubordinated obligations is equal to or less than “BB+”	4.50%	6.75%	7.50%
(o)	Moody’s Ratings Criteria.

“Ratings Criteria” means, the criteria used by Moody’s (“Moody’s Criteria”) for the purposes of determining the amount of Eligible Credit Support Party A is required to transfer at any time when the Threshold with respect to Party A is zero.

Moody’s Criteria

Moody’s Credit Support Amount.* With respect to a Moody’s First Trigger Event or a Moody’s Second Trigger Event relating to an action taken by Moody’s, the “Credit Support Amount” shall mean with respect to a Pledgor on a Valuation Date the sum of:
(i)	With respect to a Moody’s First Trigger Event:
(A)	the greater of the Secured Party’s Exposure and $0, plus

(B)	Notional Amount times the relevant percentage set out in Table B below.
(ii)	With respect to a Moody’s Second Trigger Event:
(A)	the greater of the Secured Party’s Exposure, $0 or the amount owed by Party A on the next Payment Date (as such term is defined in the Confirmation for each outstanding Transaction under this Agreement), plus

(B)	Notional Amount times the relevant percentage set out in Table B below.

*  To the extent that both the Moody’s Credit Support Amount and the S&P Credit Support Amount apply, the greater of the two amounts shall be the Credit Support Amount.
TABLE B

Weighted Average Life of	Moody’s First Trigger	Moody’s Second Trigger
Hedge in Years	Event has Occurred	Event has Occurred
1	0.15%	0.50%
2	0.30%	1.00%
3	0.40%	1.50%
4	0.60%	1.90%
5	0.70%	2.40%
6	0.80%	2.80%

Weighted Average Life of	Moody’s First Trigger	Moody’s Second Trigger
Hedge in Years	Event has Occurred	Event has Occurred
7	1.00%	3.20%
8	1.10%	3.60%
9	1.20%	4.00%
10	1.30%	4.40%
11	1.40%	4.70%
12	1.50%	5.00%
13	1.60%	5.40%
14	1.70%	5.70%
15	1.80%	6.00%
16	1.90%	6.30%
17	2.00%	6.60%
18	2.00%	6.90%
19	2.00%	7.20%
20	2.00%	7.50%
21	2.00%	7.80%
22	2.00%	8.00%
23	2.00%	8.00%
24	2.00%	8.00%
25	2.00%	8.00%

Weighted Average Life of	Moody’s First Trigger	Moody’s Second Trigger
Hedge in Years	Event has Occurred	Event has Occurred
26	2.00%	8.00%
27	2.00%	8.00%
28	2.00%	8.00%
29	2.00%	8.00%
30	2.00%	8.00%

Accepted and agreed:

HSBC BANK USA, NATIONAL ASSOCIATION		VOLKSWAGEN AUTO LOAN ENHANCED TRUST 2007-1

By:	/s/ Sandra Nicotra
By: DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely in its capacity as Owner Trustee
Name: Sandra Nicotra

	Title: Senior Vice President	By:	/s/ Michele Hy Voon

	Date: February 13, 2007		Name: Michele Hy Voon

Title: Attorney-in-fact

Date: February 13, 2007

		By:	/s/ Susan Barstock

Name: Susan Barstock

Title: Attorney-in-fact

Date: February 13, 2007
Credit Support Annex